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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2003

DADE BEHRING HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50010 (Commission file number)	36-3989270 (I.R.S Employer Identification Number)
1717 Deerfield Road Deerfield, Illinois 60015 (Address of principal executive offices)

(847) 267-5300
(Registrant's telephone number, including area code)

Item 9.    Regulation FD Disclosure (including information being provided under Item 12)

        On May 12, 2003, Dade Behring Holdings, Inc. issued the press release attached as Exhibit 99.1, reporting its results for the first quarter of 2003.

        This information is being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition" pursuant to Securities and Exchange Commission Release No. 33-8216.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DADE BEHRING HOLDINGS, INC.
Dated May 12, 2003	By:	/s/ JOHN M. DUFFEY John M. Duffey Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibits:

Exhibit 99.1	Press release dated May 12, 2003, reporting results for Dade Behring Holdings, Inc. for the first quarter of 2003.

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  Item 9. Regulation FD Disclosure (including information being provided under Item 12)
SIGNATURES
EXHIBIT INDEX